                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 22, 2000

                           AXYS PHARMACEUTICALS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                  DELAWARE                                      22-2969941
(STATE OR OTHER JURISDICTION OF INCORPORATION)                (IRS EMPLOYER
                                                            IDENTIFICATION NO.)
                  0-22788
        (COMMISSION FILE NUMBER)


                                 180 KIMBALL WAY
                          SOUTH SAN FRANCISCO, CA 94080
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (650) 829-1000


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

Axys Pharmaceuticals, Inc. ("Axys") completed the sale of PPGx, Inc. ("PPGx"), a majority-owned subsidiary of Axys that performs genetic testing and contract research services for pharmaceutical companies, to a privately held company - DNA Sciences, Inc. ("DNAS"). This event was filed in our Form 8-K on January 31, 2001 as an Item 5 transaction. This amendment updates the previous filing as an
Item 2 transaction including the required pro forma financial information.

The sale was completed pursuant to the terms of a merger agreement dated December 17, 2000 between PPGx, DNAS, and PIPO Acquisition Corp. In conjunction with the merger, Axys received 1,478,550 shares of DNAS Series D preferred stock and 108 shares of DNAS common stock. Concurrent with this transaction, Pharmaceutical Product Development, Inc. ("PPD") exercised its right to purchase up to 50% of the outstanding shares of PPGx. As a result of this exercise, Axys received $5.9 million in cash proceeds, and paid PPGx debt obligations totaling $4.6 million.

Axys owns approximately 5% of DNAS outstanding stock and will account for its investment under the cost method. The total gain recognized from the sale of PPGx is approximately $26 million.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (a)  Financial statements of Business Acquired.

             Not applicable.

        (b)  Pro Forma Financial Information

             Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2000.

             Unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 30, 2000 and the fiscal year ended December 31, 1999.

             Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

        (c)  Exhibits


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                           AXYS PHARMACEUTICALS, INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 2000
                                 (in thousands)


                                                                Pro Forma
                                                  Historical   Adjustments      Pro Forma
                                                  ----------  ------------      ---------
Current assets:
Cash and cash equivalents                         $ 40,008   $    988   (b,c)   $  40,996
Marketable investments                              11,307          -              11,307
Accounts receivable                                  1,163       (394)   (c)          769
Due from affiliates                                  3,195          -               3,195
Prepaid expenses and other current assets            2,635       (116)   (c)        2,519
                                                  ---------    --------         ---------
Total current assets                                58,308        478              58,786
Property and equipment, net                         13,492     (2,283)   (c)       11,209
Investment in equity method investee                40,370          -              40,370
Debt issuance costs                                  7,068          -               7,068
Other assets                                         1,585     14,959   (a,c)      16,544
                                                  ---------  ---------          ----------
Total assets                                      $120,823   $ 13,154           $ 133,977
                                                  =========  =========          ==========

                                   Liabilities & Stockholders' Equity

Current Liabilities:
Accounts payable                                  $  1,852    $  (412)   (c)    $   1,440
Accrued Compensation                                 1,932       (538)   (c)        1,394
Other accrued liabilities                            2,905         (8)   (c)        2,897
Current portion of capital lease and debt
obligations                                          9,499     (9,350)   (c)          149
                                                  ---------  ---------          ----------
Total current liabilities                           16,188    (10,308)              5,880

Debt obligations, net of current portion            26,000                         26,000
Capital lease, net of current portion                2,500          -               2,500
Minority Interest                                    1,918     (1,918)   (c)            -

Stockholders' equity:

Common stock                                       343,171          -             343,171
Accumulated other comprehensive income               2,072          -               2,072
Accumulated deficit                               (271,026)    25,380    (c)     (245,646)
                                                  ---------  ---------          ----------
Total stockholders' equity                          74,217     25,380              99,597
                                                  ---------  ---------          ----------

Total liabilities & stockholders' equity          $120,823    $13,154           $ 133,977
                                                  =========  =========          ==========


                See accompanying notes to the unaudited pro forma
                   condensed consolidated financial statements

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                           AXYS PHARMACEUTICALS, INC.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                       FISCAL YEAR ENDED DECEMBER 31, 1999
                                 (IN THOUSANDS)


                                                                             AAT               PPGx
                                                         Historical      Adjustments        Adjustments        Pro Forma

Collaborative & licensing revenues                        $ 25,329          (1,244)         $      -           $  24,085
Product revenues                                            12,928         (12,042)   (f)       (886)    (e)           -
                                                         ----------     -----------   ---  -----------  -----  ----------

Total revenues                                              38,257         (13,286)             (886)             24,085

Operating expenses

Cost of Sales                                                2,698          (2,698)   (f)          -                   -
Research and development                                    65,504          (5,262)   (f)     (5,068)    (e)      55,174
General and administrative                                  14,093          (1,320)   (f)     (1,901)    (e)      10,872
Restructuring charge                                         5,175               -                 -               5,175
                                                         ----------     -----------   ---  -----------  -----  ----------

Total operating expenses                                    87,470          (9,280)           (6,969)             71,221
                                                         $ (49,213)         (4,006)           $6,083           $ (47,136)
Other income/(expense), net                                    450          (1,459)   (f)     (1,767)   (d,e)     (2,776)
                                                         ----------     -----------   ---  -----------  -----  ----------
Net loss                                                 $ (48,763)     $   (5,465)        $   4,316           $ (49,912)
                                                         ==========     ===========        ===========         ==========

Basic and diluted loss per share from continuing
operations                                                  $(1.60)                                            $   (1.64)
                                                         ==========                                            ==========

Weighed average number of shares                            30,385                                                30,385
                                                         ==========                                            ==========


               See accompanying notes to the unaudited pro forma
                   condensed consolidated financial statements

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                           AXYS PHARMACEUTICALS, INC.
        UNAUDITED PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 2000
                                 (In thousands)

                                                                           Pro Forma
                                                             Historical   Adjustments          Pro Forma
                                                            -----------   -----------           ---------
Collaborative & licensing revenues                            $ 5,496       $      -           $   5,496
Product revenues                                                1,209         (1,172)    (e)          37
                                                            -----------   -----------   ----    ---------
Total revenues                                                  6,705         (1,172)              5,533

Operating expenses

Research and development                                       28,829         (4,552)   (e)       24,277
General and administrative                                      9,765         (2,654)   (e)        7,111
Restructuring charge                                             (625)             -                (625)
                                                            -----------   -----------  -----    ---------

Total operating expenses                                       37,969         (7,206)             30,763
                                                            -----------   -----------  -----    ---------

Operating loss                                               $(31,264)      $  6,034           $ (25,230)

Other income/(expense)                                          1,608           (715)  (d,e)         893
                                                            -----------   -----------  -----    ---------

(Loss)/ income from continuing operations
                                                            $ (29,656)      $  5,319           $ (24,337)
                                                            -----------   -----------  -----    ---------


Basic and diluted loss per share from continuing
operations                                                      $(.86)                         $    (.70)
                                                            ===========                         =========

Weighed average number of shares                               34,653                             34,653
                                                            ===========                         =========



                See accompanying notes to the unaudited pro forma
                   condensed consolidated financial statements

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                           AXYS PHARMACEUTICALS, INC.
                          NOTES TO UNAUDITED PRO FORMA
                   CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET ADJUSTMENTS:

The unaudited pro forma condensed consolidated balance sheet assumes that the sale of PPGx, Inc. ("PPGx") to DNA Sciences, Inc. ("DNAS") and related transactions, including payment of assumed obligations occurred as of SEPTEMBER 30, 2000. Assumptions and adjustments included in the unaudited pro forma condensed consolidated balance sheet are summarized as follows:

     (a) Valuation of 1,478,550 shares of DNAS Series D preferred stock and 108 shares of DNAS common stock at $10.15.

     (b)      Net cash proceeds resulting from the sale of PPGx.

     (c)      Elimination of all PPGx accounts from the reporting entity.


The unaudited pro forma condensed combined statement of operations assumes that the sale of PPGx occurred as of January 1, 1999. All significant pro forma adjustments related to the sale of PPGx are described below. The pro forma adjustments for fiscal year ended 1999 are presented on a disaggregated basis in order to present pro forma adjustments related to the April 2000 sale of a previously consolidated entity, Axys Advanced Technologies ("AAT") to Discovery Partners International, Inc. ("DPI"). The nine month period ended historical September 30, 2000 results of AAT have been reclassified in accordance with Accounting Principals Board No. 30 Reporting the Results of Operations--Discontinued Events and Extraordinary Items, as such, pro forma adjustments to results of operations of AAT is not presented. The sale of AAT is described in more detail in our May 15, 2000 Form 8-K.

Assumptions and adjustments included in the unaudited pro forma condensed statement of operations are summarized as follows:

     (d)      Interest income on net cash received.

     (e)      Elimination of all PPGx accounts.

     (f)      Elimination of all AAT accounts.

The unaudited pro forma results of operations do not include any impact of the gain on disposal or costs related to the sale, due to their non-recurring nature. In future public filings, historical results will be reclassified from those previously filed to reflect results of PPGx as discontinued operations in accordance with Accounting Principles Board Opinion No. 30. The unaudited pro forma condensed combined financial statements should be read in conjunction with the respective financial statements and related notes thereto of the Company. The unaudited pro forma condensed combined financial statements are presented for illustrative purposes only and are not necessarily indicative of the results of operations or financial position that would have been achieved had the transactions reflected therein been consummated as of the dates indicated, or of the results of operations or financial positions for any future periods or dates.

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ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

* 2.1 Agreement and Plan of Merger among us DNA Sciences, Inc., Axys Pharmaceuticals, Inc., and PPGx, Inc., dated December 17, 2000.

------------

* Previously filed with January 31, 2001 Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

                                        Axys Pharmaceuticals, Inc.

Date: March 29, 2001                    By /s/ DOUGLAS ALTSCHULER
                                          ------------------------------------
                                           Vice President and General Counsel

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